UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 26, 2006

Ferrellgas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Appointment of a Principal Officer

Ferrellgas Partners, L.P. announced that Ferrellgas, Inc., the general partner of Ferrellgas Partners and Ferrellgas, L.P., has appointed Steve Wambold, 37, as its President and Chief Operating Officer effective April 26, 2006. Mr. Wambold previously served as Ferrellgas Inc.’s Executive Vice President and Chief Operating Officer. With this appointment, James E. Ferrell will remain Ferrellgas Inc.’s Chief Executive Officer and the Chairman of its Board of Directors.

Item 7.01 Regulation FD Disclosure.

On April 26, 2006, Ferrellgas Partners, L.P. issued a press release regarding Mr. Wambold’s new positions with Ferrellgas, Inc. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following material is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit 99.1 Press release of Ferrellgas Partners, L.P. dated April 26, 2006, announcing the appointment of Mr. Steve Wambold as President and Chief Operating Officer of Ferrellgas, Inc.

Limitation on Materiality and Incorporation by Reference

The information in this Current Report on Form 8-K related to Item 7.01, including Exhibit 99.1 furnished herewith, is being furnished to the SEC pursuant to Item 7.01 of Form 8-K and is not to be deemed “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. In addition, such information is not to be incorporated by reference into any registration statement of Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. or other filings of such entities made pursuant to the Exchange Act or the Securities Act, unless specifically identified as being incorporated therein by reference.

The furnishing of particular information in this Current Report, including Exhibit 99.1 furnished herewith, pursuant to Item 7.01 of Form 8-K is not intended to, and does not, constitute a determination or admission by Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. as to the materiality or completeness of any such information that is required to be disclosed solely by Regulation FD of the Exchange Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

April 27, 2006	By:	Kevin T. Kelly

Name: Kevin T. Kelly
Title: (By Ferrellgas, Inc., the Partnership's general partner) Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Ferrellgas Partners Finance Corp.

April 27, 2006	By:	Kevin T. Kelly

Name: Kevin T. Kelly
Title: Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Ferrellgas, L.P.

April 27, 2006	By:	Kevin T. Kelly

Name: Kevin T. Kelly
Title: (By Ferrellgas, Inc., the Partnership's general partner) Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Ferrellgas Finance Corp.

April 27, 2007	By:	Kevin T. Kelly

Name: Kevin T. Kelly
Title: Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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Exhibit Index

Exhibit No.	Description

99.1	Press release